UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2022

Ventoux CCM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Putnam Avenue, Floor 4

Greenwich, CT 06830

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (646) 465-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VTAQ	The Nasdaq Stock Market LLC
Warrants	VTAQW	The Nasdaq Stock Market LLC
Rights	VTAQR	The Nasdaq Stock Market LLC
Units	VTAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 2 to the Merger Agreement

On July 25, 2022, Ventoux CCM Acquisition Corp. (the “Company” or “Ventoux”), Ventoux Merger Sub I Inc., Ventoux Merger Sub II LLC, and E La Carte, Inc. (“Presto”) entered into a second amendment (“Amendment No. 2”) to that certain Agreement and Plan of Merger dated November 10, 2021 (the “Merger Agreement”), as amended on April 1, 2022 by Amendment No. 1 to the Merger Agreement. Amendment No. 2 amends the Merger Agreement to, among other things:

●	lower the equity valuation of Presto from $800 million to $525 million;

●	provide for the treatment of outstanding restricted stock units of Presto at the Effective Time;

●	amend the dates of expiry in respect of the initial term of each class of directors of the Acquiror Board post-Closing; and

●	extend the termination date of the Merger Agreement from August 31, 2022 to December 31, 2022.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 2, which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Amendment to Sponsor Support Agreement

Concurrently with the execution of Amendment No. 2, Ventoux Acquisition Holdings LLC and Chardan International Investments, LLC, respectively (the “Sponsors”), entered into an amended and restated Sponsor Support Agreement (the “Amended and Restated Sponsor Support Agreement”). The Amended and Restated Sponsor Support Agreement amends the original Sponsor Support Agreement to:

●	subject a total of 444,500 founder shares (the “Sponsors’ Earnout Shares”) held by the Sponsors to vesting over a five-year period, such that four equal portions of the Sponsors’ Earnout Shares will vest when the volume weighted average price (the “VWAP”) of the Company’s common stock (the “Common Stock”) post-business combination is over $12.00, $15.00, $20.00 and $25.00, respectively, for any 40 trading days within any 60 trading day period within five years after the closing of the business combination;

●	subject any vested founder shares (initially an aggregate of 2,689,187 shares) held by Sponsors to an 18-month lockup period; and

●	waive any adjustment of the exercise price of the private placement warrants held by the Sponsors pursuant to Section 4.4.2 of the Company’s warrant agreement, dated as of December 23, 2020 (the “Warrant Agreement”).

The foregoing description of the Amended and Restated Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Sponsor Support Agreement, which is filed hereto as Exhibit 10.6 and is incorporated herein by reference.

Amendment to Support Agreement

Concurrently with the execution of Amendment No. 2, certain stockholders of Presto (“Stockholders”) entered into an amended and restated Support Agreement (the “Amended and Restated Support Agreement”) with Presto and Ventoux. The Amended and Restated Support Agreement amends the original Support Agreement to subject any shares of Common Stock held by the Stockholders as of and immediately following the Closing Date to an 18-month lockup period.

The foregoing description of the Amended and Restated Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Support Agreement, which is filed hereto as Exhibit 10.8 and is incorporated herein by reference.

Amended and Restated Subscription Agreements and Form of Indenture

Concurrently with the execution of Amendment No. 2, the Company entered into certain new and amended and restated equity subscription agreements, each dated as of July 25, 2022 (the “Equity Subscription Agreements”), with certain accredited investors, pursuant to which, among other things, the Company agreed to issue and sell, in private placements to close immediately prior to or substantially concurrently with the closing of the Company’s business combination (the “Closing”), an aggregate of 7,667,437 shares of Common Stock for an aggregate consideration of $60.0 million Of 14 Equity Subscription Agreements, 11, representing a total investment of $6.9 million, were entered into by current Presto investors and directors and officers. The remaining Equity Subscription Agreements representing a total investment of $53.1 million were entered into with investors that are unaffiliated with the Company, its Sponsors, Presto or any of their affiliates, which includes a $50 million investment from an entity affiliated with Cleveland Avenue, LLC (“Cleveland Avenue”) at an effective price per share of $7.14. The effective price per share of Cleveland Avenue’s investment takes into account (i) the subscription of 6,593,687 shares of Common Stock for an aggregate purchase price of $50 million and (ii) the transfer of 406,313 Founder Shares by the Sponsors to Cleveland Avenue for nominal consideration. As a result, the exercise price of Ventoux’s public warrants will be reduced from $11.50 per share to $8.21 per share pursuant to the Warrant Agreement. Each of the previously outstanding subscription agreements executed by the Company with certain accredited investors on November 10, 2021 that were not amended and restated were cancelled. The Equity Subscription Agreements provide that the Company (or its successor) must file a registration statement with the SEC to register the resale of the subscribed common stock no later than 30 days after the Closing Date. In connection with the execution and delivery of the Equity Subscription Agreements, the Sponsors agreed to transfer, or cause to be transferred, 1,088,813 Founder Shares to certain of the subscribers. The Company has agreed that these Founder Shares will be included in the registration statement referenced above.

Concurrently with the execution of Amendment No. 2, the Company also entered into an amended and restated convertible note subscription agreement (the “Amended and Restated Convertible Note Subscription Agreement” and, together with the Amended and Restated Equity Subscription Agreements, the “Amended and Restated Subscription Agreements”), dated as of July 25, 2022, with an institutional accredited investor (the “Note Investor”), pursuant to which VTAQ and the Note Investor agreed to, among other things:

●	decrease the aggregate principal amount of convertible notes (the “Notes”) from $55 million to $25 million;

●	increase the warrants issuable to the Note Investor from 1,000,000 warrants to 1,500,000 warrants (the “Note Financing Warrants”);

●	amend the conversion terms of the Note such that the Notes are initially convertible into Common Stock at a price equal to $11.50;

●	in addition to the other closing conditions set forth therein, condition the closing of the transactions contemplated by the Amended and Restated Convertible Note Subscription Agreement to the Company having cash and cash equivalents of $45 million;

●	increase the interest payable under the Notes to 20.0% per annum, of which 15.0% will be payable in cash and 5.0% will be payable in kind; and

●	increase the number of founder shares to be transferred from the Sponsors to the Note Investor from 300,000 founder shares to 600,000 founder shares.

The Indenture governing the Notes will contain certain customary negative covenants, including limitations on indebtedness, restricted payments, liens, asset sales and transactions with affiliates. The Indenture will also require that the Company maintain a minimum cash balance of $30 million and limit cash expenditures on acquisitions and investments to $30 million, in each case, until the Company achieves positive consolidated EBITDA (as calculated in the Indenture) for two consecutive quarters, at which point such covenants will be suspended.

The foregoing description of the Equity Subscription Agreements does not purport to be complete and is qualified in its entirety by the full text of the Equity Subscription Agreements, and the Form of Indenture which are filed hereto as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, and are incorporated herein by reference.

Amended and Restated Warrant Agreement

At the Closing, the Company, the Sponsors and Continental Stock Transfer & Trust Company, as warrant agent, will enter into an amended and restated warrant agreement (the “Amended and Restated Warrant Agreement”) to reflect the issuance of the Note Financing Warrants. In addition, the Amended and Restated Warrant Agreement also provides that 900,000 of the Sponsors’ 6,675,000 private placement warrants will be cancelled. Each Note Financing Warrant and each private placement warrant is exercisable for one share of Common Stock at an exercise price of $11.50 per share, and each public warrant is exercisable for one share of Common Stock at an exercise price of $8.21 per share.

The foregoing description of the Amended and Restated Warrant Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Form of Amended and Restated Warrant Agreement, a copy of which is filed as Exhibit 10.4 hereto, respectively, and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the Closing, the Company, the Sponsors, the Note Investor, certain investors and other holders of Presto capital stock, including Cleveland Avenue (the “Presto Holders” and together with the Sponsors and the investors, the “Holders”) will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”). Pursuant to the terms of the Amended and Restated Registration Rights Agreement, the Company will be obligated to file a registration statement to register the resale of certain securities of the Company held by the Holders. The Amended and Restated Registration Rights Agreement also provides the Holders with certain “demand” and “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Form of Amended and Restated Registration Rights Agreement, a copy of which is filed as Exhibit 10.5 hereto, respectively, and is incorporated herein by reference.

Governance Agreement

At the Closing, the Company, Rajat Suri, REMUS Capital, an affiliate of Presto, Cleveland Avenue and certain other parties set forth therein, will enter into a Governance Agreement (the “Governance Agreement”) to provide for certain governance rights and address certain governance matters relating to the Company. The Governance Agreement will provide each of Mr. Suri, Cleveland Avenue and REMUS Capital with the right to nominate one individual to the Company’s board of directors, subject to certain qualifications, requirements and exceptions as set forth therein, including varying equity holding threshold requirements.

The foregoing description of the Governance Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Governance Agreement, a form of which is attached as Exhibit 10.7 hereto, and the terms of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the headings “Amended and Restated Subscription Agreements and Form of Indenture” and “Amended and Restated Warrant Agreement” are incorporated by reference herein. The shares of Common Stock to be issued and sold pursuant to the Subscription Agreements, the Notes and Financing Warrants issued pursuant to the Amended and Restated Convertible Note Subscription Agreement, the shares of Common Stock issuable upon conversion of the Notes and the exercise of the Financing Warrants will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On July 26, 2022, the Company and Presto together issued a press release announcing the execution of Amendment No.2, matters relating to the Business Combination and certain other matters. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibit 99.2 hereto and incorporated herein by reference is the investor presentation dated July 2022, which will be used by the Company with respect to the Business Combination.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Additional Information and Where to Find It

In connection with the proposed business combination involving Ventoux and Presto, Ventoux has filed a registration statement, which includes a preliminary proxy statement/prospectus, with the SEC. The proxy statement/prospectus will be sent to stockholders of Ventoux. This Current Report on Form 8-K is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PRESTO, VENTOUX, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the proposed business combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Ventoux upon written request at Ventoux CCM Acquisition Corp., 1 East Putnam Avenue, Floor 4, Greenwich, CT 06830.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the proposed business combination and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Ventoux, Presto, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed business combination under the rules of the SEC. Information about Ventoux’s directors and executive officers and their ownership of Ventoux’s securities is set forth in filings with the SEC, including Ventoux’s annual report on Form 10-K filed with the SEC on February 23, 2022. To the extent that holdings of Ventoux’s securities have changed since the amounts included in Ventoux’s most recent annual report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants will also be included in the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Presto’s industry and market sizes, future opportunities for VTAQ, Presto and the combined company following the proposed business combination, VTAQ’s and Presto’s estimated future results and the proposed business combination, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the proposed business combination. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed or that will be disclosed in Ventoux’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against Ventoux, Presto, the Company or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of Ventoux or Presto; (4) the inability of Presto to satisfy other conditions to closing; (5) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations of Presto as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Presto and the Company (including the effects of the ongoing global supply chain shortage); (10) Presto’s limited operating history and history of net losses; (11) Presto’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Presto’s customers; (12) costs related to proposed business combination; (13) changes in applicable laws or regulations; (14) the possibility that Presto or the Company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Presto’s estimates of expenses and profitability; (16) the evolution of the markets in which Presto competes; (17) the ability of Presto to implement its strategic initiatives and continue to innovate its existing products; (18) the ability of Presto to adhere to legal requirements with respect to the protection of personal data and privacy laws; (19) cybersecurity risks, data loss and other breaches of Presto’s network security and the disclosure of personal information; and (20) the risk of regulatory lawsuits or proceedings relating to Presto’s products or services.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Ventoux and Presto or the date of such information in the case of information from persons other than Ventoux and Presto, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Presto’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Second Amendment to the Merger Agreement, dated as of July 25, 2022, by and among VTAQ, Ventoux Merger Sub Inc., Ventoux Merger Sub II, LLC and Presto.
4.1	Form of Indenture, by and among VTAQ, the guarantors from time to time party thereto and U.S. Bank, National Association, as trustee.
4.2	Form of 15.0% Cash + 5.0% PIK Note due 2026 (included as Exhibit A to Exhibit 4.1 of this Form 8-K).
10.1	Amended and Restated Convertible Note Subscription Agreement, by and among VTAQ and affiliates of Silver Rock Capital Partners LP.
10.2	Cleveland Avenue Subscription Agreement, by and between VTAQ and Presto CA, LLC.
10.3	Form of Amended and Restated Equity Subscription Agreement.
10.4	Form of Amended and Restated Warrant Agreement.
10.5	Form of Amended and Restated Registration Rights Agreement.
10.6	Amended and Restated Sponsor Support Agreement, dated as of July 25, 2022, by and among Ventoux CCM Sponsor LLC, Chardan International Investments, LLC, VTAQ and Presto.
10.7	Form of Governance Agreement.
10.8	Form of Presto Stockholder Support Agreement, dated as of July 25, 2022, by and among certain stockholders of Presto, VTAQ and Presto
99.1	Press Release, dated July 26, 2022.
99.2	Investor Presentation, dated July 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ventoux CCM Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTOUX CCM ACQUISITION CORP.

Date: July 26, 2022	By:	/s/ Edward Scheetz
Edward Scheetz
Chief Executive Officer